UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2016

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36520 (Commission File Number)	46-5037387 (IRS Employer Identification No.)

2941 Lake Vista Drive Lewisville, Texas (Address of principal executive offices)	75067 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2016, Adeptus Health Inc. (the “Company”) announced that Gregory W. Scott, who was recently appointed Chairman of the Board of Directors, has been appointed interim Chief Executive Officer effective immediately, following the resignation of Thomas S. Hall. In September, Mr. Hall informed the Board of his plans to retire by mid-2017. Given the recent challenges at the Company, Mr. Hall decided to accelerate his retirement. Mr. Hall has informed the Company that there is no disagreement between Mr. Hall and the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Scott will serve as interim Chief Executive Officer while the Company continues its search for Mr. Hall’s permanent replacement.

Mr. Scott, age 62, became a director of the Company in 2013. Prior to joining the Company, Mr. Scott was Co-President of Universal American Corporation, from 2012 to 2013, Chairman and Chief Executive Officer of APS Healthcare, from 2007 to 2012, and Executive Vice President and Chief Financial Officer of PacifiCare Health Systems, from 2001 to 2006. Mr. Scott currently serves as Chairman of the board of directors of Q-Centrix, Inc. and as Chairman of its Audit Committee, as well as serving as Immediate Past Chairman of the board of directors of the National Kidney Foundation. Mr. Scott holds a bachelor’s degree in mathematical economics from Colgate University, as well as a master’s degree in business administration from the University of Michigan.

Mr. Scott will step down from his position as chairman of the Audit Committee and will be replaced in that role by Stephen M. Mengert. The Board of Directors has also appointed Jeffery S. Vender to serve as a member of the Audit Committee. The Board of Directors has determined that Mr. Mengert qualifies as an “audit committee financial expert” as defined by applicable SEC regulations.

There are no arrangements or understandings between Mr. Scott and any other person pursuant to which Mr. Scott was appointed to serve as interim Chief Executive Officer of the Company. There are no family relationships between Mr. Scott and any director or executive officer of the Company, and Mr. Scott has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

By:	/s/ Frank R. Williams Jr.
Name:	Frank R. Williams Jr.
Title:	Chief Financial Officer

November 8, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 8, 2016